EXHIBIT 10.15

A	CHANGE REQUEST • CONTRACT OR ORDER

Strategic asset purchasing

SUPPLIER	DATE: September 16, 2013
Transformateurs Pioneer Ltée
612 Chemin Bernard
Granby, Qc
J2J OH6
Attn: Raymond Haddad

No. modif. 4	Contract No. 4600017040	Order No.	Responsible H-Q Nicole Caron	Tél.: (514) 840-3000, poste 5251 Téléc.: (514) 840-3322

A-  CURRENT MODIFICATION

It is proposed to extend for a period of six months the framework contracts # 171040 and #17108 on the same commercial conditions in order to complete the update of technical specifications and preparations for the call for proposals.

If you agree, the extension period will now read, from April 1, 2014 until September 30, 2014.

B-  SUPPLIER

☒	We agree to execute the requested amendment at the same prices and primary conditions as in the contract, it being agreed that this application does not constitute a commitment on the part of Hydro-Quebec, and that only the authorization to proceed with "C", approval of which is the contractual responsibility of Hydro-Québec, will allow the supplier to proceed.

Delivery date:	/s/ Raymond Haddad	September 24, 2013
	Signature	Date

☐ We refuse to execute the requested change
	Signature	Date

☐ Non applicable

C- AUTHORIZATION TO PROCEED

You may proceed immediately with this change

Nicole Caron	/s/ Nicole Caron	December 4, 2013
Responsible H.Q.	Signature	Issue Date

c.c Supplier Quality Assurance (C.Q.)

Application to amend contract 17108_16 Sept. 13 doc /99.01.25